Exhibit 99.1

Lantronix Reports Record Revenue for the

Third Quarter of Fiscal 2020

•	Third Quarter Net Revenue was $16.5 Million, Up 34% from the Prior Year and Up 25% Sequentially

•	GAAP EPS, Inclusive of Acquisition and Severance Related Costs, was ($0.19) per share

•	Non-GAAP EPS was $0.02 per share, Driven by Accelerated Integration and Expense Controls
•	Intrinsyc Acquisition Accretive to Non-GAAP EPS
•	Company Sees Increased Demand for Remote Connectivity

Irvine, CA – May 14, 2020 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of secure data access and management solutions for the industrial Internet of Things (IoT), today reported results for the third quarter of fiscal 2020 that ended March 31, 2020.

Net revenue totaled $16.5 million, up 34% year over year and 25% sequentially.

GAAP EPS was ($0.19), compared to $0.04 in the year-ago quarter and ($0.06) in the prior quarter and included acquisition and severance related costs.

Non-GAAP EPS was $0.02, compared to $0.05 in the year-ago third quarter and $0.03 in the prior fiscal quarter.

Business Outlook

For the fourth quarter of fiscal 2020, Lantronix expects net revenue and non-GAAP EPS growth on a sequential basis. Due to the uncertainties caused by the COVID-19 pandemic that may impact our supply chain, Lantronix is suspending more specific guidance.

“We are pleased with our execution in the extremely challenging COVID-19 environment. Despite significant supply chain and business disruption, we were able to achieve significant revenue growth, drive customer engagements and realize synergies,” said Paul Pickle, president and CEO of Lantronix. “Bolstered by quarter-to-date order strength and backlog in our IoT products and given that Covid-19 has focused the world including our customer base on the importance of connectivity, we expect to deliver sequential revenue and non-GAAP earnings growth in the fourth quarter of fiscal 2020.”

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the third quarter of fiscal 2020 that ended March 31, 2020. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q3 FY 2020 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time today at www.lantronix.com. A telephonic replay will also be available through May 21, 2020, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10143448.

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About Lantronix

Lantronix, Inc. is a global provider of engineering services, hardware, and software solutions for Edge Computing, the Internet of Things (IoT), and Out-of-Band Management (OOBM). Lantronix enables its customers to provide reliable and secure IoT Intelligent Edge and OOBM solutions while accelerating time to market. Lantronix’s products and services dramatically simplify the creation, development, deployment, and management of IoT projects while providing quality, reliability and security across hardware, software, and solutions.

With three decades of proven experience in creating robust IoT technologies and OOBM solutions, Lantronix is an innovator in enabling its customers to build new business models, leverage greater efficiencies and realize the possibilities of the Internet of Things. Lantronix’s solutions are deployed inside millions of machines at data centers, offices, and remote sites serving a wide range of industries, including energy, agriculture, medical, security, manufacturing, distribution, transportation, retail, financial, environmental and government.

Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) severance and restructuring charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (viiii) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our projected operating and financial performance for the fourth quarter of fiscal 2020, the short- and long-term impact of COVID-19 on our business, the expected benefits of connectivity, the strength of our current backlog in IoT, and current expectations of growth. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; the impact of any public health epidemics (including the COVID-19 outbreak) on our employees, supply and distribution chains, and the global economy; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2019, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, as well as in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

© 2020 Lantronix, Inc. All rights reserved. Lantronix and XPort are registered trademarks, and ConsoleFlow is a trademark, of Lantronix, Inc.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$6,977	$18,282
Accounts receivable, net	11,958	7,388
Inventories, net	15,246	10,509
Contract manufacturers' receivable	434	1,324
Prepaid expenses and other current assets	2,043	687
Total current assets	36,658	38,190
Property and equipment, net	1,594	1,199
Goodwill	15,813	9,488
Intangible assets, net	13,387	–
Other assets	3,225	67
Total assets	$70,677	$48,944

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,164	$4,716
Accrued payroll and related expenses	3,519	2,060
Warranty reserve	209	116
Short-term debt, net	1,472	–
Other current liabilities	6,687	4,580
Total current liabilities	18,051	11,472
Long-term debt, net	4,050	–
Other non-current liabilities	1,631	206
Total liabilities	23,732	11,678

Commitments and contingencies

Stockholders' equity:
Common stock	3	2
Additional paid-in capital	244,989	226,274
Accumulated deficit	(198,418)	(189,381)
Accumulated other comprehensive income	371	371
Total stockholders' equity	46,945	37,266
Total liabilities and stockholders' equity	$70,677	$48,944

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2020	2019	2019	2020	2019
Net revenue	$16,512	$13,228	$12,344	$42,481	$36,737
Cost of revenue	9,135	6,451	5,254	22,132	16,206
Gross profit	7,377	6,777	7,090	20,349	20,531
Operating expenses:
Selling, general and administrative	5,558	4,871	3,867	14,902	12,297
Research and development	2,724	2,336	2,385	7,681	6,879
Restructuring, severance and related charges	2,263	354	–	3,366	323
Acquisition-related costs	1,250	353	–	2,246	–
Amortization of purchased intangible assets	801	151	–	1,096	–
Total operating expenses	12,596	8,065	6,252	29,291	19,499
Income (loss) from operations	(5,219)	(1,288)	838	(8,942)	1,032
Interest income (expense), net	(83)	(16)	91	(43)	147
Other income (expense), net	129	(10)	(12)	76	(14)
Income (loss) before income taxes	(5,173)	(1,314)	917	(8,909)	1,165
Provision for income taxes	43	37	60	128	114
Net income (loss)	$(5,216)	$(1,351)	$857	$(9,037)	$1,051

Net income (loss) per share - basic	$(0.19)	$(0.06)	$0.04	$(0.37)	$0.05
Net income (loss) per share - diluted	$(0.19)	$(0.06)	$0.04	$(0.37)	$0.05

Weighted-average common shares - basic	27,048	23,145	22,270	24,369	21,237

Weighted-average common shares - diluted	27,048	23,145	23,304	24,369	22,632

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2020	2019	2019	2020	2019

GAAP net income (loss)	$(5,216)	$(1,351)	$857	$(9,037)	$1,051
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	70	48	22	142	62
Employer portion of withholding taxes on stock grants	1	–	–	2	–
Depreciation and amortization	149	73	51	289	144
Total adjustments to cost of revenue	220	121	73	433	206
Selling, general and administrative:
Share-based compensation	939	777	213	2,176	950
Employer portion of withholding taxes on stock grants	3	1	4	9	12
Depreciation and amortization	81	53	50	188	144
Total adjustments to selling, general and administrative	1,023	831	267	2,373	1,106
Research and development:
Share-based compensation	123	113	96	331	248
Employer portion of withholding taxes on stock grants	3	1	–	8	–
Depreciation and amortization	39	30	21	95	53
Total adjustments to research and development	165	144	117	434	301
Restructuring, severance and related charges	2,263	354	–	3,366	323
Acquisition related costs	1,250	353	–	2,246	–
Amortization of purchased intangible assets	801	151	–	1,096	–
Litigation settlement cost	75	–	–	75	–
Amortization of manufacturing profit in acquired inventory	33	–	–	204	–
Total non-GAAP adjustments to operating expenses	5,610	1,833	384	9,794	1,730
Interest (income) expense, net	83	16	(91)	43	(147)
Other (income) expense, net	(129)	10	12	(76)	14
Provision for income taxes	43	37	60	128	114
Total non-GAAP adjustments	5,827	2,017	438	10,322	1,917
Non-GAAP net income	$611	$666	$1,295	$1,285	$2,968

Non-GAAP net income per share - diluted	$0.02	$0.03	$0.05	$0.05	$0.13

Denominator for GAAP net income (loss) per share - diluted	27,048	23,145	23,304	24,369	22,632
Non-GAAP adjustment	1,641	1,848	893	1,669	655
Denominator for non-GAAP net income per share - diluted	28,689	24,993	24,197	26,038	23,287

GAAP operating expenses	$12,596	$8,065	$6,252	$29,291	$19,499
Non-GAAP adjustments to operating expenses	(5,610)	(1,833)	(384)	(9,794)	(1,730)
Non-GAAP operating expenses	$6,986	$6,232	$5,868	$19,497	$17,769

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
IoT	$13,922	$11,180	$8,935	$35,323	$26,972
IT Management	2,424	1,832	3,210	6,557	9,199
Other	166	216	199	601	566
	$16,512	$13,228	$12,344	$42,481	$36,737

	Three Months Ended			Nine Months Ended
	March 31, 2020	December 31, 2019	March 31, 2019	March 31, 2020	March 31, 2019
Americas	$10,126	$5,840	$6,866	$21,730	$19,962
EMEA	3,612	4,362	3,757	12,495	11,357
Asia Pacific Japan	2,774	3,026	1,721	8,256	5,418
	$16,512	$13,228	$12,344	$42,481	$36,737

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